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                              RYDEX VARIABLE TRUST

                     SUPPLEMENT DATED AUGUST 1, 2002 TO THE
                          PROSPECTUS DATED MAY 1, 2002

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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THE FOLLOWING TEXT REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "SECTOR
ROTATION FUND: FUND INFORMATION":

PORTFOLIO INVESTMENT STRATEGY

The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

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                         PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE